INVESTOR PRESENTATION August 2019 – based on second quarter, June 30, 2019 financial data Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net

Investor Presentation – August 2019 I. Trinity Industries, Inc. Overview and Key Investment Considerations 4 II. Railcar Market Overview 11 III. Trinity’s Integrated Rail Platform 16 – Railcar Leasing and Management Services Group 20 – Rail Products Group 25 IV. Financial Discussion and Strategic Objectives  30 V. Appendix 37 2

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward‐looking statements” as defined by the Private Securities  Litigation Reform Act of 1995. Forward‐looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or  strategies for the future, and the assumptions underlying these forward‐looking statements, including, but not limited to, future financial and  operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will  or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,”  “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward‐looking statements. Forward‐looking  statements speak only as of the date of this presentation, and Trinity expressly disclaims any obligation or undertaking to disseminate any  updates or revisions to any forward‐looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any  change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward‐ looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present  expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors  affecting Trinity’s operations, markets, products, services and prices, and such forward‐looking statements are not guarantees of future  performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward‐ looking statements, see “Risk Factors” and “Forward‐Looking Statements” in Trinity’s Annual Report on Form 10‐K for the most recent fiscal  year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10‐Q, and Trinity’s Current Reports on Form 8‐K. 3

Trinity Industries, Inc. Overview

- Trinity Industries, Inc. owns market-leading businesses that provide railcar products and services in North America marketed under the trade name *TrinityRail*®
- The Company services its customers through a unique integrated rail platform that combines premier railcar leasing and management services and a flexible rail manufacturing footprint to provide a single source for comprehensive rail transportation solutions
- Trinity reports its financial operations through three business segments:
  - Railcar Leasing and Management Services Group
  - Rail Products Group
  - All Other Group
- In November 2018, the Company completed a spin-off of its infrastructure-related businesses effected through a tax-free dividend to Trinity shareholders
- Total Revenue and EBITDA* for LTM June 2019 was approximately $2.7 billion and $642 million respectively
  - Market Cap as of 6/30/19: $2.7 Billion
  - Enterprise Value as of 6/30/19: $7.2 Billion
  - Current Shares Outstanding: ~ 128 million[1]



External Revenue by Business Group[2]



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
(in $mms)
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
2016
2017
2018
2019(P)(4)
Leasing
Rail Products
All Other
EPS, from Cont Ops (Diluted) (3)

TRINITY INDUSTRIES

** See appendix for footnotes and reconciliation of non-GAAP measures*

4

Key Investment Considerations: a Value, Growth, and Capital Return Story Railcars are an attractive long‐term investment in a tax‐advantaged asset class that transport  goods and commodities in a sustainable, environmentally‐friendly way  Trinity’s integrated platform comprises leading market positions that offer distinct  opportunities for growth and generates significant cash flow Heightened focus on driving return on equity performance and aspires to mid‐double digits  returns over the railcar cycle Disciplined capital allocation approach for deploying a flexible and underlevered balance  sheet Strong corporate cultural expectation for premier performance and experienced  management team aligned with shareholder interests  5

Trinity’s Integrated Rail Platform: A Collaboration of Businesses Focused on a Strategic Purpose The TrinityRail platform includes a broad portfolio of railcar products and services  across a wide landscape of end markets  enabling customized solutions to fulfill  each customer’s unique needs TrinityRail’s integrated platform of       businesses work together to deliver   innovative solutions that optimize the  life‐cycle ownership and usage of  railcar equipment 6

A Legacy of Evolutionary Growth and Focus on the Future A proven history of market leadership: A strong focus on market transformation: 1930’s‐ Trinity’s earliest legacy company was founded ‐ Optimize the ownership and usage of railcars to make rail  transportation more economically attractive and compelling 1960’s‐ Enters railcar manufacturing industry ‐ Identify product design features and technology applications that  enhance the productivity of railcars within their rail supply chain 1970’s‐ Enters railcar equipment leasing business ‐ Leverage data analytics and digital tools to enhance the customer  experience 1980’s‐ Establishes a leading railcar manufacturing platform and  enters railcar repair business ‐ Pursue new value propositions from innovative service solutions  that generate premium recurring revenue sources 1990’s ‐ Enters railcar management services business ‐ Scale the lease fleet across the owned and managed platform in a  disciplined, capital‐efficient manner 2000’s‐ Launches Railcar Investment Vehicle (RIV) platform for  discrete institutional investment in railcar assets ‐ Expand railcar maintenance services business to offer industry‐ leading turn times for maintenance and compliance events 2010’s‐ Establishes market leadership position in railcar leasing ‐ Invest in advanced manufacturing technologies to enhance the  2018 ‐ Tax‐free spin‐off to concentrate focus on railcar  flexibility of the manufacturing platform businesses See appendix for footnotes 7

Trinity's Rail Platform is *Built to Deliver* Shareholder Value

- The combined strength and cash flow generation capability of the integrated rail platform enables Trinity to meaningfully **invest in high-return growth opportunities** ***AND*** **return substantial capital to shareholders**

- The integrated rail platform **generates predictable cash flows** from long-term leases and **captures upside demand** in the rail cycle ***to maximize shareholder value***

- The synergies from *TrinityRail*'s integrated platform create financial, operational, and strategic advantages:
  - Stable and predictable recurring revenues
  - Significant free cash flow generation
  - Cost-advantaged railcar equipment sourcing
  - Tax-advantaged lease fleet investment enhances economic profit and offsets manufacturing taxable income
  - Valuable sales channel to originate low-risk organic growth
  - Actionable rail market intelligence
  - Increased customer touchpoints that generate new products and services

Strong Free Cash Flow* Generation before Leasing CapEx



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(in $mms)
Pre-Spin
Current Year
Future Goal
~$750M+ FCF
2016-2018 (Avg)
2019 (P)
Near Term Target
Cash Flow from Cont Ops
Free Cash Flow (before Leasing CapEx)
Potential Range

Stable Growth and Potential for Maximum Profitability



$700
$600
$500
$400
$300
$200
$100
$0
(in $mms)
2014
2015
2016
2017
2018
2019 (P)
37%
Leasing growth
Economic Profit - Leasing
Economic Profit - Rail Products

TRINITY INDUSTRIES

* *See appendix for reconciliation of non-GAAP measures*

8

Strategic Objectives to Improve Returns and Unlock Shareholder Value 3 Yr 2019 Long‐Term  Pre‐Spin  (P)  ROE* Target ROE*(1) ROE* ROE* Target 11 ‐ 13% 6.3% 9.5% Average Mid Teens Financial Levers to Generate  Operational Levers to Drive  Improvement in Returns in the  Greater Returns and Growth over  Near Term the Longer Term • Reduce Trinity’s cost of capital through a more  • Align corporate overhead to go‐forward Trinity  optimized balance sheet business needs • Opportunistically deploy capital on high‐return  • Expand operating margins through advanced  accretive business investments to improve  manufacturing and cost saving initiatives return on equity • Grow our maintenance services business to  • Disciplined investment in the lease fleet utilizing  improve service levels and reduce fleet  a tax‐ and capital‐efficient approach maintenance costs • Disciplined capital allocation framework with  • Innovate value‐add service solutions that  meaningful and steady return of capital to  generate additional recurring revenue sources  shareholders *See appendix for footnotes and reconciliation of non‐GAAP measures 9

Improving Company Outlook for FY 2019 *(as of 7/25/19)*

		2018 Results	2019 Guidance	YoY Δ Expected
Total Company	Total EPS:	$0.70 per share	~ $1.15 - $1.35	~ +79% at midpoint
	Corporate expenses:	$149mm	~ $105 - $115mm	~ -26% at midpoint
 **Leasing Group**	Leasing & Management Revenues:	$729mm	~ $760 - $775mm	~ +5% at midpoint
	Leasing & Management OP:	$292mm	~ $320 - $330mm	~ +11% at midpoint
 **Rail Products Group**	Rail Products Revenue:	$2.3B	~ $3.0 – $3.2B	~ +32% at midpoint
	Rail Products Operating Margin:	7.3%	~ 9.0 – 9.5%	~ +200 basis points at midpoint

Positive Impact to EPS | Negative impact to EPS

Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

TRINITY INDUSTRIES

See appendix for footnotes 10

Railcar Market Overview  11

Railcars are an Attractive Long-term Investment in an Undervalued Asset Class



Stable and predictable cash flows

- Stable, predictable cash flows through long-term leases with historically high utilization throughout rail cycles
- Essential-use assets that are vital to lessee's operations and revenue generation
- Low credit defaults and prioritized asset class in event of bankruptcy
- Strong incentives for incumbent lessee renewal



Tax-advantaged asset class

- Superior risk-adjusted returns; tax-advantaged return of capital
- Traditional 7 year MACRS depreciation schedule compared to 35 year straight-line book depreciation to a 10% residual value
- Low volatility for residuals
- 100% immediate deduction for capital equipment under the 2017 Tax Act



Serves as a natural interest rate hedge

- Rising interest rate environments have historically led to higher lease rates
- Rent yields have historically shown correlation with interest rates, Producer Price Index (PPI) and industrial production



50 year hard asset with inflation protection

- Railcars have economic useful lives of 35-50 years
- Long-lived, essential-use, servicing-intensive equipment, with positive yield relationship to inflation
- Low risk of technological obsolescence
- Active secondary market provides support for strong asset valuations



Direct correlation to GDP fundamentals

- Rail transportation and its infrastructure are critical components of the supply chain that is core to U.S. industrial production
- Railcar loading volumes directly correlate to overall GDP fundamentals and encapsulate the dynamics of specific railcar submarkets, each with different demand drivers



A green way to fuel the North American supply chain

- Railroads produce 75% less greenhouse gas emissions than trucking.
- Railroads move 1/3 of all U.S. exports and domestic intercity freight volume, but only account for 0.6% of total greenhouse emissions.
- At the end of their useful lives, railcars are generally sold for scrap
- A railcar can be fully recycled through scrap and salvage

TRINITY INDUSTRIES

See appendix for source info

12

Rail Transportation is an Integral Component of the North  American Industrial Supply Chain U.S. Freight Ton Miles  Connecting the Consumer  by Mode(1) to the Global Market Pipeline 19% 1.7 mm 3,500 Air Railcars in North  commodities3 America2 < 1% Truck 47% Water 35% 6.2 trillion  80% 8% of railroad revenue is  of U.S. grain  total ton miles driven by  exported to Mexico  international trade4 moves by rail5 85% 84% of auto assembly in  of Canadian propane  6 7 Rail Mexico moves by rail exports move by rail 25% See appendix for footnotes 13

The Railcar Industry Spans Five Commercial End Markets

Energy

- Coal
- Biofuels
- Frac Sand
- U.S. Crude
- Canadian Crude



29% of North American railcar loadings

~80 distinct commodities

Refined Products & Chemicals

- Natural Gas Liquids
- Refined Products
- Plastics
- Petro-chemicals
- Chlor Alkali
- Sulfur Products



12% of North American railcar loadings

~1,100 distinct commodities

Agriculture

- Grains
- Grain Mill Products
- Distillers Dried Grains/Feed
- Fertilizers



21% of North American railcar loadings

~680 distinct commodities

Construction & Metals

- Construction Materials
- Aggregates
- Steel/Iron



16% of North American railcar loadings

~600 distinct commodities

Consumer Products

- Autos
- Paper
- Intermodal



22% of North American railcar loadings

~940 distinct commodities

TRINITY INDUSTRIES

See appendix for source info 14

The Ownership Landscape for Railcars is Changing  Ownership of Railcars Built has Trended Favorably to Lessors . The number of railcars in the North American railcar fleet  has grown less than 6.5% since 2001 (CAGR of 0.3%) and  totals 1.7 million railcars at the end of 2018 . Railcar ownership has shifted towards leasing companies  as Class 1 Railroads place the onus on industrial shippers  to source their own railcars . Trinity is uniquely positioned to provide railcars for sale  or lease to industrial shippers and other equipment  providers through the integrated rail platform Lease Fleet Growth Accelerated in Early 2000’s . Trinity’s rail platform creates a commercial channel that  enables low‐risk organic growth for the lease fleet and  has resulted in a CAGR of 14% of the owned and  managed lease fleet since 2002 . Trinity’s ready access to the capital markets, strong  balance sheet, and RIV platform support our strong  capability to originate new leases and acquire assets in  the secondary market to continue growing the lease fleet See appendix for source info 15

Trinity’s Integrated Rail Platform 16

Trinity’s Integrated Rail Platform Delivers Value to Stakeholders The TrinityRail® integrated platform is strategically “Built to Deliver,” leveraging our deep  rail industry knowledge from our broad market view point to differentiate the value  proposition to all of our stakeholders 17

Trinity’s Integrated Rail Platform Meets Customer Demand              with a Broad Product Portfolio TrinityRail offers: • The broadest array of railcar types for every commodity – over 100 different models • Quality, craftsmanship, and superior product service support  • Custom design configurations covering all potential end market opportunities • The option to purchase or lease railcars TANK CARS COVERED HOPPERS AUTORACKS FLAT & INTERMODAL GONDOLAS OPEN HOPPERS BOX CARS 18

Trinity’s Integrated Rail Platform Delivers to the Needs of  Each Customer Channel Shippers Railroads Leasing Rail  Investors (RIVs)   %   1 Bringing investment  Fleet   17% 31% 52% scale to our market  approach N.A. Ownership          Products Products Products Used Products   Leasing Leasing Leasing Leasing Customer   Channels Services Services Services by Services Services Pension funds Customers Insurance companies   Key See appendix for source info 19

Trinity’s Integrated Rail Platform:   Railcar Leasing and Management Services Group 20

Solid Financial Performance with Multiple Sources of Revenue

- Leading provider of comprehensive railcar leasing and management services
  - Leasing and Management Revenue has grown 24% since 2013
  - Future committed lease revenue totals $2.6 billion as of Q2 2019
- Owned and partially-owned portfolio of leased railcars includes 102,140 railcars at June 30, 2019 with a net book value of approximately $7.3 Billion
  - The backlog value of leased railcars at June 30, 2019 was approximately $974 million, representing approximately 7,300 railcars to be added to the fleet in the near term
  - Trinity's owned, partially-owned, and managed portfolio of leased railcars includes 124,650 railcars at quarter end
- Leased railcars historically retain their asset value as reflected in strong valuations in the secondary markets
  - Trinity completed $344 million of leased railcar sales to our RIV partners and in the secondary market during 2018 and expects approximately $350 million during 2019

Leasing & Management Revenues and Profit (Excludes Car Sales)[1]



$800
$750
$700
$650
$600
$550
$500
$450
$400
(in $mms)
50%
40%
30%
20%
10%
0%
2013
2014
2015
2016
2017
2018
2019(P)
(2)
Leasing & Mgmt Revenue
OP Margin

Recurring Source of Income from Secondary Markets *(in $millions)*

	2013	2014	2015	2016	2017	2018
Proceeds Car Sales > 1Yr	$ 131.6	$ 265.8	$ 514.6	$ 37.7	$ 360.7	$ 230.5
Revenue Car Sales < 1YR	58.5	486.3	404.9	126.1	99.6	113.9
Total Proceeds from Car Sales	**$ 190.1**	**$ 752.1**	**$ 919.5**	**$ 163.8**	**$ 460.3**	**$ 344.4**
Profit Car Sales > 1Yr	$ 20.4	$ 92.3	$ 166.1	$ 13.5	$ 83.5	$ 50.4
Profit Car Sales < 1YR	9.1	136.1	109.0	34.1	19.7	21.5
Total Profit from Car Sales	**$ 29.5**	**$ 228.4**	**$ 275.1**	**$ 47.6**	**$ 103.2**	**$ 71.9**

TRINITY INDUSTRIES

See appendix for footnotes

21

Premier Portfolio Management and Asset Placement . Trinity’s portfolio management team manages risk  Strong Portfolio Management of Lease Fleet Assets exposure by commodity, end‐market, railcar type,  customer concentration and credit profile . The commercial team’s track record for renewal success  of scheduled expirations and assignment of available  railcars leads to strong levels of utilization for the leased  Years railcar portfolio . Trinity’s average remaining lease term for the portfolio of  leased railcars has averaged 3.4 years since 2010 – renewing the leased railcar portfolio approximately every  7 years Balances Commercial Risk Exposure with Quality Customers  In line with the lease term, approximately 15% of the  railcars in the portfolio (or ~ 1/7th) are scheduled for  Largest customer  Top 20 customers account  renewal each year represents 5% of total lease  for 38% of lease revenue  2019 scheduled expirations: ~ 12,900 railcars (~ 13%) revenue Avg relationship tenure of  . Through the integrated rail platform, Trinity Industries  Avg 10 year write‐ off  Top 10 customers is 23 Leasing Company (TILC) commercially serves over 700  history < 0.2% customers years  22

Diversified Portfolio of Assets Across End Markets and Railcar Designs

Trinity maintains a well-balanced portfolio diversified across end markets and railcar designs to minimize risk and exposure concentrations throughout the railcar cycle

Commercial End Markets / Commodities

Major Railcar Category Types

Category	Car Type	Agriculture	Construction & Metals	Consumer Products	Energy	Refined Products & Chemicals	Total
Freight Car = 55%	Open Hopper/Gondolas		Aggregates, Steel and Metals		Coal		12%
Freight Car = 55%	Small Covered Hopper (< 5K cu/ft)	Fertilizer	Cement, Construction Materials, Steel and Metals		Frac Sand		12%
Freight Car = 55%	Large Covered Hopper (> 5K cu/ft)	DDG and Feeds, Grain Mill Products, Grains, Food and Other Ag, Fertilizer	Lumber (Wood Chips)			Other Chemical (Soda Ash)	14%
Freight Car = 55%	Specialty Covered Hopper	Grain Mill Products	Aggregates, Cement		Coal (Fly Ash)	Plastics	8%
Freight Car = 55%	Other Freight	Food	Lumber, Steel and Metals, Cement	Autos, Paper, Intermodal		Other Chemicals	9%
Tank Car = 45%	Pressure Tank Cars	Fertilizer				NGL, Chlor Alkali, Petro-chemical, Other Chemicals	9%
Tank Car = 45%	Gen. Service Tank Cars (< 20K gal)	Grain Mill Products	Aggregates (Clay Slurry)			Sulfur Products, Chlor Alkali, Other Chemicals	4%
Tank Car = 45%	Gen. Service Tank Cars (20K-25K gal)	Fertilizer, Food, Animal Feed				Refined Products, Petro-chemicals, Other Chemicals	5%
Tank Car = 45%	Gen. Service Tank Cars (25K-30K gal)	Grain Mill Products, Food			Crude Oil, Biofuels	Refined Products, Petro-chemicals, Other Chemicals	10%
Tank Car = 45%	Gen. Service Tank Cars (> 30K gal)				Crude Oil, Biofuels	Refined Products, Petrochemicals, Other Chemicals, NGLs	12%
Tank Car = 45%	Specialty Tank Cars	Fertilizer				Chlor Alkali, Other Chemicals, Sulfur Products	5%
	Total	22%	8%	8%	31%	31%	

~ **900** Different Commodities

~ **270** Different Railcar Designs

TRINITY INDUSTRIES

23

Strong Economic Profit and Healthy Cash on Cash Returns from a Young Lease Portfolio

- Trinity's railcar leasing business generates stable and predictable cash flows from long-term leases
- Economic profit is a key measure of the business cash flows and takes into consideration operational cash flows (including leasing rental revenues, maintenance and repair, property taxes and insurance) and interest expense
- A primary benefit of Trinity's integrated rail platform is that the Company invests in leased railcars at cost, which is reflected in the net book value of property, plant, and equipment in the Consolidated Balance Sheet
- Using a cash-on-cash return metric highlights the return profile of a young and growing railcar lease fleet
- The average age of the Trinity lease fleet is 9.3 years as of June 30, 2019 compared to the industry railcar average of approximately 20 years

Growing Economic Profit* from Lease Operations (in $millions)

	2013	2014	2015	2016	2017	2018
Leasing & Mgmt Revenue	$ 586.9	$ 632.0	$ 699.9	$ 700.9	$ 743.6	$ 728.9
Leasing & Mgmt Profit	267.3	287.9	331.1	312.5	341.3	291.8
OP Margin	*45.5%*	*45.6%*	*47.3%*	*44.6%*	*45.9%*	*40.0%*
(Less): Interest Expense	(157.3)	(153.3)	(138.8)	(125.2)	(125.8)	(142.3)
Profit Before Tax *(Ex. Railcar Sales)*	$ 110.0	$ 134.6	$ 192.3	$ 187.3	$ 215.5	$ 149.5
PBT Margin	*18.7%*	*21.3%*	*27.5%*	*26.7%*	*29.0%*	*20.5%*
(Add): Depreciation	129.0	130.0	142.3	156.2	172.3	196.6
Economic Profit *(Ex. Railcar Sales)*	**$ 239.0**	**$ 264.6**	**$ 334.6**	**$ 343.5**	**$ 387.8**	**$ 346.1**

Young Lease Fleet is Yielding Solid Cash on Cash Returns*



$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
(in $mms)
21.0%
18.0%
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
2013
2014
2015
2016
2017
2018
LTM 2019
Leasing PP&E, Net-at Cost
Leasing PP&E, Net
Cash on Cash Return

TRINITY INDUSTRIES

* *See appendix for reconciliation of non-GAAP measures*

24

Trinity’s Integrated Rail Platform: Rail Products Group 25

Elevating our Financial Performance through the Railcar Cycle . Leading manufacturer of railcars in North America with  Rail Products Revenues and Profit Cycle is Inflecting Positive(1) the broadest product offering and a focus on advanced  engineering designs . Flexible manufacturing footprint with emphasis on  streamlined manufacturing efficiencies and centralized  sourcing to enhance cost savings . High variable cost business due to material input costs;  pricing and operating leverage enhanced by capacity  availability and specialized, commodity‐specific designs,  and long production runs of similar railcar types in high  (in $mms) demand (2) . Trinity delivered 19,035 railcars representing 36% of  Healthy Backlogs Enable Strong Production Visibility (units) industry shipments during LTM June 2019; Trinity  received orders for 20,875 railcars representing 32% of  the industry total during the same time period . Trinity’s $2.9 billion order backlog of 23,170 railcars  accounts for 33% of industry backlog as of June 2019 and  includes a broad mix of railcar types across many  industrial sectors (2) See appendix for footnotes 26

Building Premier Products and Services

Innovative Designs

- Innovative railcar designs that optimize and enhance a railcar's performance for a customer
- Attention to loading and unloading features



Durability and Reliability

- Lower life-cycle maintenance costs for the railcar owner
- 35-50 year assets require sound engineering


DW C
793 257

Superior Performing Products

- Maximize the in-service time of a customer's railcar
- Cycle loading/unloading efficiencies



Investing in product development that continues to differentiate our product portfolio for customers and drive operational performance



TRINITY INDUSTRIES
27

Flexibility in Manufacturing is Key to Our Operations Trinity has invested significantly in its manufacturing footprint, establishing a strong manufacturing  platform and ability to respond to changes in market demand Flexibility Trinity's manufacturing flexibility across railcar  products –both tank cars and freight railcars – and maintenance services enhances our ability  to opportunistically respond to changes in  market demand Cost‐Effective Trinity’s manufacturing scale,  vertical integration, and presence  in the Southern U.S. and Mexico  provide cost effective benefits  across our integrated rail  platform 28

Growing Maintenance Services to Benefit Leasing Operations and  Enhance the Flexibility of the Manufacturing Platform Trinity plans to grow its Maintenance Services business in key geographic areas with high railcar  traffic to support the lease fleet’s growing need for more maintenance capacity Leasing Requires More Maintenance Capacity Future Tank Car Fleet Compliance Schedule (units) 29

Financial Discussion & Strategic Objectives 30

Trinity’s Business Segments Trinity Industries, Inc.  (LTM June 2019 Financials) Total Revenues: $2.7B Operating Profit: $364M Income from Continuing Operations: $125M EBITDA*: $642M Railcar Leasing and  Intersegment  Management Services  Rail Products Group All Other Group Eliminations Revenue:          $932M $2,508M $367M ($1,125)M Operating  Profit: $379M $191M $30M ($110)M ▪ Railcar leasing services ▪ Tank and freight railcars ▪ Highway Products ▪ Intersegment Eliminations,  primarily from the sale of  ▪ Asset management ▪ Maintenance services ▪ Trinity Logistics Group railcars from the Rail  ▪ Railcar investment vehicle  ▪ Railcar parts and heads Products Group to the  (RIV) sales Railcar  Leasing and  Management Services Group  for new railcar equipment  supported by a firm  customer contract for the  lease * See appendix for reconciliation of non‐GAAP measures 31

Improving Company Outlook for FY 2019 *(as of 7/25/19)*

		2018 Results	2019 Guidance	YoY Δ Expected
Total Company	Total EPS:	$0.70 per diluted share	~ $1.15 - $1.35	~ +79% at midpoint
	Corporate expenses:	$149mm	~ $105 - $115mm	~ -26% at midpoint
	Interest Expense, net:	$167mm	~ $220 - $230mm	~ +35% at midpoint
	Tax rate:	28%	~ 26.5%	~ -150 basis points
	Manufacturing & Corporate CapEx:	$37mm	~ $120 - $140mm	~ +251% at midpoint
 **Leasing Group**	Leasing & Management Revenues:	$729mm	~ $760 - $775mm	~ +5% at midpoint
	Leasing & Management OP:	$292mm	~ $320 - $330mm	~ +11% at midpoint
	Total proceeds from sales of leased railcars:	$344mm	~ $350 - $510mm[1]	~ +25% at midpoint
	Net investment in lease fleet:	$948mm	~ $0.9 – $1.1B	~ +5% at midpoint
 **Rail Products Group**	Rail Products Revenue:	$2.3B	~ $3.0 – $3.2B	~ +32% at midpoint
	Rail Products Operating Margin:	7.3%	~ 9.0 – 9.5%	~ +200 basis points at midpoint
	Railcar deliveries:	20,105	~ 23,000 – 24,500	~ +18% at midpoint
	Revenue elimination from sales to Leasing Group:	$990mm	~ $1.5B	~ +52%
	Profit elimination from sales to Leasing Group:	$95mm	~ $175mm	~ +84%
All Other Group	Operating Profit:	$36mm	~ $15 - $20mm	~ -51% at midpoint

Positive Impact to EPS | Negative impact to EPS

Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

TRINITY INDUSTRIES

See appendix for footnotes

32

Balance Sheet Positioned for Deployment of Capital Trinity’s balance sheet positions the Company for opportunistic deployment of  capital with an under‐levered leasing company and strong liquidity Wholly‐Owned Partially‐ Total Company Lease Fleet Owned Fleet NBV, PP&E + All Cash  NBV, PP&E + All Cash  $5,636 mm $1,831 mm $7,086 mm Sources* Sources* Total Debt* $2,919 mm $1,299 mm Total Debt* $4,616 mm Loan to Value 53% 72% (Total Debt/NBV PP&E) Approximate Leasing  Stockholders  $2,717 mm $532 mm $2,530 mm Book Equity (excl Deferred Profit) Equity* Shares Outstanding(1) 128 mm Unencumbered Railcars  Total Liquidity (Cash, $1,285 mm Corporate Revolver, Railcar  $756 mm Available for Financing Warehouse) *Selected Balance Sheet Items as of 06/30/19 See appendix for footnotes 33

Financial and Operational Priorities for Improving Returns Optimize the capital structure while growing the business through disciplined investment to  drive growth and enhance returns for shareholders Target high‐return capital  Invest in value‐creating  investments that position  business opportunities  the manufacturing footprint  that grow the lease fleet  to meet strong demand  Optimize corporate  Operational opportunities, and scale  the  costs to align with  Levers and build out our service  rail maintenance business  offerings for leasing  and expand geographically  Trinity’s go‐forward  customers to lower maintenance costs business model Optimize the capital  Lower overall cost of  Regularly and  Financial  structure through added  capital through prudent  meaningfully return  Levers leverage on the Leasing  balance sheet  cash to shareholders  company balance sheet management and  through a consistent  enhanced returns on  dividend and additional  investments share repurchases 34

Strong Progress on Near Term Strategic Financial Priorities

	Target	Progress/Current State
Lease fleet growth	Scale lease fleet with disciplined growth	**$0.9 - $1.1** Billion in Net Lease Fleet Investment (2019(P)[(1)]) ✓
Invest in the manufacturing footprint to enhance delivery capabilities and geographic presence of the maintenance business	~ 50 % of Lease fleet maintenance requirements handled internally	Announced plans to greenfield facility in Iowa to serve maintenance needs of lease fleet ✓
Optimize the balance sheet through added leverage to the Leasing Company	60 – 65% LTV (On Wholly-owned Lease Fleet)	Dec 2017: **25% LTV** Dec 2018: **47% LTV** Dec 2019(P) [(1)]: **~ 57-59% LTV** ✓
Return capital to shareholders	Methodical & Opportunistic	Completed **$350mm ASR** Announced new **$350mm repurchase program** Raised dividend **31%** ✓
Balance the risk/reward between credit ratings and leverage ratios	Maintain competitive cost of debt through investment grade ratings or structured financings	S&P: **BBB- / Negative** Moody's: **Ba2 / Stable** Fitch: **BB / Stable** Rail ABS 2019: **A (S&P & Kroll)** ✓

TRINITY INDUSTRIES

See appendix for footnotes

35

Commitment to Environmental, Social, & Governance Practices Environmental Commitment Social Responsibility Operating our business in a way that minimizes impact   Attracting and retaining a diverse and empowered workforce on natural resources and the environment • Railcars are a green way to fuel the North American • Fostering a workplace that is inclusive and supply chain. U.S. freight railroads can move one collaborative ton of freight 479 miles per gallon of fuel, producing far less greenhouse gas emissions than other modes • Hiring and retaining the best talent and promoting of commercial transport opportunities for professional development • Operate our businesses in a way that minimizes • Improving the wellbeing of our employees and other impact on natural resources and the environment stakeholders • Responsibly support customers’ products at each • Contributing to the communities in which we operate stage of the product lifecycle Governance Excellence Risk Management Promoting the long‐term interests of stakeholders,  Strong track record of operational excellence and safety strengthening accountability and inspiring trust • Goal of zero injuries and incidents • Independent Chairman (split CEO/Chairman roles), and diverse and independent Board • Actively engage stakeholders in environmental, health, and safety (EHS) initiatives and continually • Incentive compensation programs aligned with improve EHS processes, practices, and performance shareholder interests and Board members • Internally developed and proprietary Safety and • Senior‐level committee tasked with overseeing Environmental Certification Process parallels several ESG improvement and initiatives of the ISO standards. See appendix for source info 36

Appendix 37

Lease Accounting Financial Overview:

Income Statement to Balance Sheet Transaction Flow

2018 Income Statement Items	Revenues – External	Revenues – Intersegment	Revenues – Total	Operating Profit (Loss)
Rail Products Group	$ 1,356.4	$ 990.3	$ 2,346.7	$ 172.1
Eliminations - Lease Subsidiary		$ (990.0)	$ (990.0)	$ (95.1)
Total External Sales (Rail Products Group)	$ 1,356.4	$ 0.3	$ 1,356.7	$ 77.0

Selected 2018 Balance Sheet Info	Wholly-Owned Subsidiaries	Partially-Owned Subsidiaries	Manu-facturing/ Corporate	Total
Property, Plant & Equipment, Net	$ 4,976.5	$ 1,814.7	$ 370.9	$ 7,162.1
Cash & Cash Equivalents/Restricted Cash	140.9	36.6	173.3	350.8
Net Deferred Profit on Railcars Sold to the Leasing Group				(827.7)

Selected 2017 Balance Sheet Info	Wholly-Owned Subsidiaries	Partially-Owned Subsidiaries	Manu-facturing/ Corporate	Total
Property, Plant & Equipment, Net	$ 4,140.0	$ 1,822.7	$ 395.8	$ 6,358.5
Cash & Cash Equivalents/Restricted Cash	135.5	62.9	1,094.9	1,293.3
Net Deferred Profit on Railcars Sold to the Leasing Group				(800.7)

1. In 2018, $990mm of new railcar assets and maintenance services were sold from the Rail Products Group to the Leasing Group. This revenue was eliminated within the Income Statement, and the value of the capitalized equipment and services delivered included within this total was added to the Leasing Group's balance sheet at the original purchase value ("market transfer price").
2. As a result of these intercompany transactions, the capitalizable portion of the $95.1mm of Deferred Profit was added to the Balance Sheet to reflect Trinity's original cost basis in these transactions.
3. The change in the value of PP&E from 2017 to 2018 reflects the capitalized value of new railcars and modifications and additional secondary market purchases added to the wholly-owned fleet, less the annual depreciation expense and the net book value of railcars sold from the lease fleet.
4. The change in Deferred Profit from 2017 to 2018 reflects the current year's profit on capitalized equipment and services less the annual amortization of deferred profit (recognized within the Leasing Group's Income Statement) and the recognition of the remaining accumulated deferred profit balance of railcars sold from the fleet during 2018.

TRINITY INDUSTRIES

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Rail Products Group Quarterly Revenue and Operating Profit As Previously Reported vs. Recast Post‐Spin (Unaudited) Rail Products Group Q1‐2017 Q2‐2017 Q3‐2017 Q4‐2017 Q1‐2018 Q2‐2018 Q3‐2018 Q4‐2018  ‐ Recast post‐spin Revenue $    469.0 $    455.8 $    481.2 $    638.0 $    588.1 $    566.2 $    497.6 $    694.8 Operating Profit          50.1          29.8          43.0          73.4          51.5          48.5          28.0          44.1 Operating Profit Margin % 10.7% 6.5% 8.9% 11.5% 8.8% 8.6% 5.6% 6.3% Rail Group  Q1‐2017 Q2‐2017 Q3‐2017 Q4‐2017 Q1‐2018 Q2‐2018 Q3‐2018 Q4‐2018 ‐ Previously reported Revenue $    478.3 $    465.9 $    492.4 $    647.2 $    598.5 $    575.2 $    506.8 ‐ Operating Profit          50.5          36.7          50.5          78.4          58.9          57.7          32.9 ‐ Operating Profit Margin % 10.6% 7.9% 10.3% 12.1% 9.8% 10.0% 6.5% ‐ 39

EBITDA Reconciliation Last 12 Months ‐ June 30, 2019 Income from Continuing Operations $                         125.3 Interest Expense                            198.9 Provision for income taxes                              47.4 Depreciation and Amortization Expense                            270.3 EBITDA $                         641.9 EBITDA is defined as net income from continuing operations plus interest expense, income taxes, and depreciation and amortization. EBITDA is a non‐GAAP financial measure; however, the amounts included in the EBITDA calculation are derived from amounts included in our GAAP financial statements. This information is provided to assist investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA should not be considered as an alternative to net income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. The EBITDA measure presented in this presentation may not be comparable to similarly titled measures by other companies due to differences in the components of the calculation. 40

Free Cash Flow Reconciliation Free Cash Flow Calculation 2016 2017 2018 Net Cash Provided by Operating Activities, Continuing Operations$         837.5 $       610.1 $      274.2 Add: Proceeds from railcar lease fleet sales owned more than        one year at the time of sale             37.7           360.7         230.5 Net Cash Provided by Operating Activities, Adjusted$         875.2 $       970.8 $      504.7       Total Manufacturing CapEx            (49.5)           (22.0)          (37.3) Dividends Paid            (66.7)           (72.6)          (77.4) Free Cash Flow (before Leasing CapEx)$         759.0 $       876.2 $      390.0 Free Cash Flow is a non‐GAAP financial measure and is defined as Net Cash Provided by Operating Activities from Continuing Operations as computed in accordance with GAAP, plus cash proceeds from sales of leased railcars, less cash payments for manufacturing capital expenditures and dividends. We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to Net Cash Provided by Operating Activities from Continuing Operations, the most directly comparable GAAP financial measure, in the table above. No quantitative reconciliation has been provided for the forward‐looking Free Cash Flow targets presented on slide 8 because of the inherent difficulty in forecasting and quantifying the amounts necessary under GAAP. Non‐GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 41

Economic Profit Reconciliation

Economic Profit - Leasing	2014	2015	2016	2017	2018
Profit from Operations	$ 287.9	$ 331.1	$ 312.5	$ 341.3	$ 291.8
(Less): Interest Expense	(153.3)	(138.8)	(125.2)	(125.8)	(142.3)
Profit Before Tax (from Operations)	**$ 134.6**	**$ 192.3**	**$ 187.3**	**$ 215.5**	**$ 149.5**
(Add): Depreciation	130.0	142.3	156.2	172.3	196.6
Economic Profit (from Operations)	**$ 264.6**	**$ 334.6**	**$ 343.5**	**$ 387.8**	**$ 346.1**

Economic Profit - Rail Products	2014	2015	2016	2017	2018
Rail Products Segment Profit	712.8	900.7	449.4	196.3	172.1
(Less): Corporate Interest Expense	(40.1)	(55.9)	(56.7)	(58.2)	(37.0)
(Less): Leasing Eliminations	(133.1)	(259.6)	(180.7)	(96.5)	(95.1)
Profit Before Tax	**$ 539.6**	**$ 585.2**	**$ 212.0**	**$ 41.6**	**$ 40.0**
(Add): Depreciation	26.5	34.5	38.3	35.1	30.3
Economic Profit	**$ 566.1**	**$ 619.7**	**$ 250.3**	**$ 76.7**	**$ 70.3**

Economic Profit is a non-GAAP financial measure derived from amounts included in our GAAP financial statements.

For the Leasing Group, Economic Profit is defined as Leasing & Management Operating Profit as computed in accordance with GAAP, adjusted to deduct interest expense and add back depreciation expense. For the Rail Products Group, Economic Profit is defined as Rail Products Group Segment Operating Profit, adjusted to deduct corporate interest expense, to add back depreciation expense, and to eliminate the operating profit related to sales to the Leasing Group.

These non-GAAP measures are reconciled to segment Operating Profit, the most directly comparable GAAP financial measure, in the table above. Management believes that Economic Profit is useful to both management and investors in their analysis as it is a key measure of our businesses' cash flows and takes into consideration operational cash flows and interest expense. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
42

Pre‐Tax ROE Reconciliation FY 2017 FY 2018 LTM 2019 Numerator: Income from continuing operations before income taxes $       195.4 $       151.6 $       172.7 Net income attributable to non‐controlling interest           (11.1)              (3.8)              (6.7)    Adjusted Profit Before Tax $       184.3 $       147.8 $       166.0 Denominator: Stockholders' Equity $    4,858.0 $    2,562.0 $    2,529.6 Non‐controlling interest         (356.9)         (351.2)         (350.8) Accumulated other comprehensive loss           104.8           116.8           127.4    Adjusted Stockholders' Equity $    4,605.9 $    2,327.6 $    2,306.2 Average Stockholders' Equity $    2,338.0 $    2,316.9 Pre‐tax Return on Equity 6.3% 7.2% Pre‐tax Return on Equity (“Pre‐Tax ROE”) is a non‐GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre‐Tax ROE as a ratio for which (i) the numerator is calculated as income from continuing operations before income taxes, adjusted to exclude the net income or loss attributable to non‐controlling interest and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre‐Tax ROE calculation are reconciled to income from continuing operations before income taxes and stockholders’ equity, respectively, which are the most directly comparable GAAP financial measures. No quantitative reconciliation to a GAAP measure is provided for the Pre‐tax ROE targets presented on slide 9 because of the inherent difficulty in forecasting and quantifying the amounts necessary under GAAP. Management believes that Pre‐Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time, and considers the Company’s expected tax position in the near‐term. Non‐ GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 43

Lease Operations Cash on Cash Return Reconciliation 2012 2013 2014 2015 2016 2017 2018 LTM 2019 Revenue from Leasing Operations $     528.5 $        586.9 $       632.0 $       699.9 $       700.9 $       743.6 $       728.9 $       746.6 Profit from Operations        242.6            267.3          287.9          331.1          312.5          341.3          291.8          299.7      OP Margin 45.9% 45.5% 45.6% 47.3% 44.6% 45.9% 40.0% 40.1% (Less): Interest Expense       (174.3)          (157.3)         (153.3)         (138.8)         (125.2)         (125.8)         (142.3)         (174.9) Profit Before Tax (from Operations) $       68.3 $        110.0 $       134.6 $       192.3 $ 187.3        $       215.5 $       149.5 $       124.8      PBT Margin 12.9% 18.7% 21.3% 27.5% 26.7% 29.0% 20.5% 16.7% (Add): Depreciation        120.5            129.0          130.0          142.3          156.2          172.3          196.6          216.7 Economic Profit (from Operations) $     188.8 $        239.0 $       264.6 $       334.6 $       343.5 $       387.8 $       346.1 $       341.5 Cash on Cash Return Calculation 2012 2013 2014 2015 2016 2017 2018 LTM 2019 Economic ("Cash") Profit (from Lease Operations) $     188.8 $        239.0 $       264.6 $       334.6 $       343.5 $       387.8 $       346.1 $       341.5 Net Leasing PP&E $ 4,205.9 $     4,649.7 $   4,599.1 $   5,064.9 $   5,803.2 $    5,962.7 $    6,791.2 $    7,350.7 Restricted Cash $     223.2 $        260.7 $       234.7 $       195.8 $       178.1 $       195.1 $       171.5 $       113.6 Deferred Income Balance $     446.2 $         549.7 $       557.2 $       674.0 $       798.1 $       800.7 $       827.7 $       861.9 Total Debt $ 2,691.3 $     2,613.0 $   2,729.8 $   2,394.4 $   2,238.0 $    2,403.9 $    3,631.8 $    4,218.3 Net Leasing PP&E (Avg Yr/Yr) $ 4,203.5 $     4,427.8 $   4,624.4 $   4,832.0 $   5,434.1 $    5,883.0 $    6,377.0 $    7,071.0 Restricted Cash (Avg Yr/Yr) $     231.8 $        242.0 $       247.7 $       215.3 $       187.0 $       186.6 $       183.3 $       142.6 Less: Deferred Income Balance (Avg Yr/Yr) $   (488.9) $       (498.0) $     (553.5) $     (615.6) $     (736.1) $      (799.4) $      (814.2) $      (844.8) Less: Total Debt (Avg Yr/Yr) ######## $    (2,652.2) $  (2,671.4) $  (2,562.1) $  (2,316.2) $  (2,321.0) $  (3,017.9) $  (3,925.1) Equity/Cash Contribution Total $ 1,290.5 $     1,519.7 $   1,647.3 $   1,869.6 $   2,568.8 $    2,949.2 $    2,728.2 $    2,443.7 Cash on Cash Return 14.6% 15.7% 16.1% 17.9% 13.4% 13.1% 12.7% 14.0% Cash on Cash Return is a non‐GAAP measure that is derived from amounts included in our GAAP financial statements. We define Cash on Cash Return as a ratio for which (i) the numerator is Economic Profit, a non‐GAAP measure that has been defined on slide 42 andreconciledinthetable above, and (ii) the denominator is calculated by taking the sum of the average net book value (net of deferred profit) of the Leasing Group’s Plant, Property & Equipment and Restricted Cash balances less the Leasing Group’s average Debt balances. Management believes that Cash on Cash Return is a useful measure to both management and investors in their analysis of investments for the Company’s leasing business. Non‐GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 44

Footnotes Slide 4 –Trinity Industries, Inc. Overview (1) Shares outstanding as of July 18, 2019 –presented on the face of the second quarter Form 10‐Q (2) Intersegment Revenues are eliminated  (3) FY 2017 EPS excludes a $3.06 non‐cash benefit related to the effects of the Tax Cuts and Jobs Act (4) FY 2019 projections (“2019(P)”) represent management’s estimates as of 7/25/19. Any forward‐looking statements made by the Company speak  only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and expressly  disclaims any obligation to, update or alter its forward‐looking statements, whether as a result of new information, subsequent events or  otherwise.  Slide 7 –A Legacy of Evolutionary Growth and Focus on the Future Timeline references solely indicate current entities of Trinity Industries consisting of rail‐related businesses, and the highway and logistics businesses Slide 9 – Strategic Objectives to Improve Returns and Unlock Shareholder Value (1) The Company utilizes a Pre‐tax Return on Equity (ROE) metric to evaluate financial performance; the definition of Pre‐tax ROE is provided on slide 43 Slide 12 – Railcars are an Attractive Long‐term Investment in an Undervalued Asset Class https://www.aar.org/wp‐content/uploads/2019/02/AAR‐Sustainability‐Fact‐Sheet‐2019.pdf Slide 13 ‐ Rail Transportation is an Integral Component of the North American Industrial Supply Chain (1) FTR Associates 9/17/2018 (2) Company Annual Reports and Bloomberg, 9/17/18 (3) Umler®, January 2018 report; The Umler® system is an electronic resource that contains critical data for North American transportation  equipment. Originally created in 1968, Umler maintains data for more than two million pieces of equipment used in rail, steamship and highway  service (4) AAR Economic Impact  (5) http://www.grainnet.com/article/140832/importance‐of‐rail‐for‐moving‐grain‐to‐mexico (6) http://automotivelogistics.media/news/in‐depth‐analysis‐strong‐logistics‐and‐supply‐base‐central‐to‐fords‐new‐mexico‐plant (7) https://apps.neb‐one.gc.ca/CommodityStatistics/ExportVolumeByTransportModeSummary.aspx?commodityCode=PR Slide 14 –The Railcar Industry Spans Five Commercial End Markets (1) All statistics cited on this slide: 2016 STB Waybill Sample – reflects vast majority of commodity types (2) Umler® North American fleet ownership data Slide 15 –The Ownership Landscape  for Railcars is Changing Umler ® North American fleet ownership data 45

Footnotes (continued) Slide 19 –Trinity’s Integrated Rail Platform Delivers to the Needs of Each Customer Channel Umler ® North American fleet ownership data Slide 21‐ Solid Financial Performance with Multiple Sources of Revenue (1) Leasing and Management Operating Profit Margin calculated using only revenues and profit from Leasing Operations including Partially Owned  Subsidiaries and excluding Car Sales (2) FY 2019 projections (“2019(P)”) represent management’s estimates as of 7/25/19. Any forward‐looking statements made by the Company speak  only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and expressly  disclaims any obligation to, update or alter its forward‐looking statements, whether as a result of new information, subsequent events or  otherwise.  Slide 26 –Elevating our Financial Performance through the Railcar Cycle (1) Intersegment Revenues are eliminated and Group revenues were not recast prior to 2016 following the Company’s spin‐off of Arcosa, Inc. (2) FY 2019 projections (“2019(P)”) represent managements estimates as of 7/25/19. Any forward‐looking statements made by the Company speak  only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and expressly  disclaims any obligation to, update or alter its forward‐looking statements, whether as a result of new information, subsequent events or  otherwise.  Slide 32 –Improving Company Outlook for FY 2019 (1) Total proceeds from sales of leased railcars of $350mm to $510mm includes the effect of approximately $160mm of sales‐type leases for a  specific customer. Slide 33 – Balance Sheet Positioned for Deployment of Capital (1)  Shares outstanding as of July 18, 2019 –presented on the face of the second quarter Form 10‐Q Slide 35 –Strong Progress on Near Term Strategic Financial Priorities (1) FY 2019 projections (“2019(P)”) represent management’s estimates as of 7/25/19. Any forward‐looking statements made by the Company speak  only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and expressly  disclaims any obligation to, update or alter its forward‐looking statements, whether as a result of new information, subsequent events or  otherwise.  Slide 36 – Commitment to Environmental, Social, and Governance Practices https://www.aar.org/wp‐content/uploads/2019/02/AAR‐Sustainability‐Fact‐Sheet‐2019.pdf 46